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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 1995




                         Commission File Number: 1-6828

                                STARWOOD LODGING
                                      TRUST

             (Exact name of registrant as specified in its charter)

                                    Maryland
                          (State or other jurisdiction
                        of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                        11845 W. Olympic Blvd., Suite 550
                          Los Angeles, California 90064
                         (Address of principal executive
                          offices, including zip code)

                                 (310) 575-3900
                         (Registrant's telephone number,
                              including area code)

                              Hotel Investors Trust
                         (Former name or former address,
                          if changed since last report)





                         Commission File Number: 1-7959

                                STARWOOD LODGING
                                  CORPORATION

             (Exact name of registrant as specified in its charter)

                                    Maryland
                          (State or other jurisdiction
                        of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                        11845 W. Olympic Blvd., Suite 560
                          Los Angeles, California 90064
                         (Address of principal executive
                          offices, including zip code)

                                 (310) 575-3900
                         (Registrant's telephone number,
                              including area code)

                           Hotel Investors Corporation
                         (Former name or former address,
                          if changed since last report)


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ITEM 5.    OTHER EVENTS.

           On June 8, 1995, Starwood Lodging Trust and Starwood Lodging Corporation announced a one-for-six reverse stock split of the paired shares of the Trust and the Corporation, effective at the close of business on June 19, 1995.

           A copy of the press release is filed as an exhibit to this Form 8-K.

ITEM 7.    EXHIBITS.

     99    Form of press release dated June 8, 1995.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

STARWOOD LODGING TRUST                   STARWOOD LODGING CORPORATION

By:_________________________________     By:_________________________________
   Jeffrey C. Lapin                         Kenneth J. Biehl
   President and Chief Operating            Vice President and Principal
   Officer                                  Accounting Officer

Date: June ___, 1995


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                                  EXHIBIT INDEX

Exhibit
Number              Description of Exhibit
- ------              ----------------------
99                  Form of press release dated June 8, 1995.